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                                                                   EXHIBIT 4.1

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

         [NUMBER]                               SOUTHERN ENERGY, INC.                                                [SHARES]
SE                                         COMMON STOCK PAR VALUE $.01 EACH

INCORPORATED UNDER THE LAWS                                                                                      SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                                                                        CERTAIN DEFINITIONS

                                                                                                                 CUSIP 842816100

THIS CERTIFIES THAT





is the owner of


                                       FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

                                                     COUNTERSIGNED AND REGISTERED


of Southern Energy, Inc. (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of  this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of  the Certificate of Incorporation and all amendments thereto (copies of which are on file with the Transfer Agents) to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned by a Transfer Agent and registered by a Reigistrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated                                                                              Southern Energy, Inc.

/s/  Elizabeth B. Chandler                                                         By /s/ A.W. Dahlberg


VICE PRESIDENT AND SECRETARY
                                                                                   Chief Executive Officer

                                                                                       Transfer Agent
                                                                                        and Registrar

                                                                                    Authorized Signature
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                             SOUTHERN ENERGY, INC.

         THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH AUTHORIZED CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS, TO THE EXTENT THAT THE SAME HAVE BEEN FIXED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE THE SAME WITH RESPECT TO OTHER SERIES. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________,
Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated, ________________________


SIGNATURE GUARANTEE:

_______________________________      ___________________________________________


_______________________________      ___________________________________________
                                     Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

                                     SIGNATURE MUST BE GUARANTEED BY A
                                     QUALIFIED GUARANTOR